UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2011

STRATUS MEDIA GROUP, INC.

NEVADA	000-24477	86-0776876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 East De La Guerra Street, 2nd Floor
Santa Barbara, California 93101
(Address of principal executive offices)

Registrant’s telephone number, including area code:  805-884-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 18, 2011, The Mentor Group (“TMG”) issued an analysis (the “Valuation Analysis”) of the value of the businesses owned by Stratus Media Group, Inc. (the “Company”). The Valuation Analysis indicated that the controlling, marketable equity value of the Company as an ongoing business was $85,000,000 to $89,500,000 as of December 31, 2010. Among other things, the Valuation Analysis relied on the projected income statements and cash flow statements as provided and represented by the management of the Company. The Valuation Analysis is, in part, based on estimates and assumptions which are inherently subject to uncertainty and variation, depending on evolving events. The Valuation Analysis stated that some assumptions will not materialize, and unanticipated events and circumstances may occur, and therefore actual results may vary in a material way. The equity value of the Company reflected in the Valuation Analysis is different and is more than the value of the Company for financial reporting purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011	STRATUS MEDIA GROUP, INC. By: /s/ Paul Feller Paul Feller, Chief Executive Officer

3